REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "**Agreement**"), dated as of March 30, 2007 (the "**Effective Date**"), is between OXIS International, Inc., a Delaware corporation ("**Company**"), and Steven T. Guillen ("**Holder**").

RECITALS. Whereas during his employment at the Company as President & Chief Executive Officer, the Holder was granted the following stock options: an incentive stock option to purchase 500,000 shares of common stock at an exercise price of $0.40 per share granted on February 28, 2005, a non-qualified stock option outside of the OXIS 2003 Stock Incentive Plan to purchase 100,000 shares of common stock at an exercise price of $0.40 per share granted on February 28, 2005, and a non-qualified stock option outside of the OXIS 2003 Stock Incentive Plan to purchase 500,000 shares of common stock at an exercise price of $0.29 per share granted on December 28, 2005 (in the aggregate, the "**Guillen Stock Options**"); Whereas the Company and the Holder have signed a Confidential Settlement Agreement with an effective date of February 12, 2007 pursuant to which the vesting of the Guillen Stock Options was accelerated and the Guillen Stock Options shall remain exercisable until the later of either the fifth anniversary of the date initially approved the particular Guillen Stock Options or February 15, 2010, and such Guillen Stock Options shall carry piggyback registration rights subject to the restrictions set forth as part of the debenture financing that closed on October 25, 2006.

In consideration of the foregoing, the terms of this Agreement, and certain other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

1. Certain Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

(a) Affiliate. The term "**Affiliate**" shall mean any Person directly or indirectly controlling, controlled by, or under common control with Company. As used in this definition, the term "control," including the correlative terms "controlling," "controlled by," and "under common control with," shall mean possession, directly or indirectly, of a majority of the outstanding voting securities of such Person.

(b) Commission. The term "**Commission**" shall mean the Securities and Exchange Commission and any successor agency.

(c) Common Equity Securities. The term "**Common Equity Securities**" shall mean Common Stock, and any Common Stock underlying any option, warrant, or right to subscribe for, acquire or purchase Common Stock (whether or not currently exercisable), and any security convertible into or exchangeable for Common Stock (whether or not currently convertible or exchangeable).

(d) Common Stock. The term "**Common Stock**" shall mean any stock of any class of Company that has no preference in respect of dividends or amounts payable in the event

of any voluntary or involuntary liquidation, dissolution, or winding-up of Company and is not subject to redemption by Company.

(e) Qualified Registrable Securities. The term "**Qualified Registrable Securities**" shall mean the shares of Common Stock underlying the Guillen Stock Options to the extent that such securities are not already registered pursuant to a registration statement on Form S-8. Any Qualified Registrable Securities shall cease to be Qualified Registrable Securities whenever (1) a registration statement with respect to such securities becomes effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (2) such securities have terminated or otherwise ceased to be outstanding, (3) such securities have been sold pursuant to Rule 144 or Rule 144A under the Securities Act or any successor or similar provisions, or (4) at the time of determination of whether such securities are Qualified Registrable Securities, such securities may be freely sold by Holder without registration under the Securities Act and free of contractual restrictions with Company.

(f) Person. The term "**Person**" shall mean any individual, partnership, trust, corporation, limited liability company, other entity, joint venture, unincorporated organization, or government or any department or agency thereof.

(g) Qualified Registration. The term "**Qualified Registration**" shall mean a registration statement of Company under the Securities Act on a form that permits the sale of Qualified Registrable Securities (other than a registration statement on Form S-4, S-8 or any successor or similar form).

(h) Securities Act. The term "**Securities Act**" shall mean the Securities Act of 1933, as amended.

2. Piggyback Registrations.

(a) Right to Piggyback Registration. If at any time after the Effective Date, Company proposes to register any of its Common Equity Securities in a Qualified Registration other than any registration statement filed on behalf of the purchasers of Secured Convertible Debentures (the "**Debenture Transaction**") issued by the Company in October 2006 (the "**Debenture Purchasers**") and registering any securities issued in connection with such Debenture Transaction, and other than any registration statement filed pursuant to a demand registration right pursuant to a registration rights agreement which effectively prohibits the inclusion on the registration statement of securities held by present or former management of the Company, whether or not for sale for its own account, Company shall give prompt written notice ("**Piggyback Notice**") to Holder of its intention to effect such Qualified Registration. Upon written request of Holder (made within ten (10) calendar days after actual receipt of any Piggyback Notice), which request shall specify the Qualified Registrable Securities of Holder requested to be included in such Qualified Registration, Company shall, subject to Subsections 2(b) and 2(c), cause to be included in such Qualified Registration all Qualified Registrable Securities that Holder has so requested be included in such Qualified Registration, to permit the disposition by Holder of such Qualified Registrable Securities; provided, however, that (i) if, at any time after giving the Piggyback Notice and before the effective date of the registration statement filed in connection with such Qualified Registration, Company determines for any

reason not to register such Common Equity Securities (other than the Qualified Registrable Securities of Holder requested to be included therein pursuant to this Section 2), Company, at its election, may give written notice of such determination to Holder and, thereupon, shall be relieved of its obligation to register any Qualified Registrable Securities in connection with such registration (without prejudice, however, to the rights of Holder under Section 3 or the future rights of Holder under this Section 2) and (ii) if, at any time after giving the Piggyback Notice and before the effective date of the registration statement filed in connection with such Qualified Registration, Company determines for any reason to delay such registration of the Common Equity Securities (other than the Qualified Registrable Securities requested by Holder to be included therein pursuant to this Section 2), Company shall be permitted to delay the registration of such Qualified Registrable Securities for the same period as the delay in registering such other Common Equity Securities.

(b) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten offering, Company shall include in such registration (i) first, to the extent that such securities may be included in such registration without materially affecting the offering price thereof in the opinion of such managing underwriter, (A) if such registration is initiated by Company proposing to register any of its Common Equity Securities, such Common Equity Securities proposed to be sold by Company and (B) the Qualified Registrable Securities held by Holder which have been duly requested to be included in such Piggyback Registration in accordance with this Agreement; and (ii) second, to the extent that such securities of Company may be included in such registration without materially affecting the offering price of the Qualified Registrable Securities of Holder and securities of Company referred to in clause (i), in the opinion of such managing underwriter, any other securities of Company held by Persons other than Holder having rights to participate in such Piggyback Registration, in accordance with their agreements with respect thereto.

(c) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, Company shall have the right to select the managing underwriter or underwriters thereof with the prior consent of Holder, which consent shall not be unreasonably withheld.

3. Registration Procedures. If and when Company is required by this Agreement to effect the registration of any Qualified Registrable Securities:

(a) Company's Actions. Company shall, as soon as reasonably practicable:

(i) prepare and file with the Commission under the Securities Act a registration statement with respect to such Qualified Registrable Securities which shall state that the Qualified Registrable Securities are covered thereby, and use its best efforts to cause such registration statement to become effective and to remain effective as provided herein and keep such registration statement effective for up to the earlier of one year after the effectiveness thereof or until Holder has informed Company in writing that the distribution of Holder's Qualified Registrable Securities has been completed; provided, however, that Company may discontinue any registration of Qualified Registrable Securities being effected pursuant to Section 2 at any time before the effective date of the registration statement relating thereto;

(ii) prepare and file with the Commission such amendments and supplements, if any, to such registration statement and the prospectus used in connection therewith as may be necessary to (A) keep such registration statement effective for up to the earlier of one year after the effectiveness thereof or until Holder has informed Company in writing that the distribution of Holder's Qualified Registrable Securities has been completed, and (B) comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii) furnish to each seller of such Qualified Registrable Securities and each underwriter (if any) such number of copies of such registration statement (including exhibits), each amendment and supplement thereto, the prospectus included in such registration statement or filed with the Commission (including each preliminary prospectus), and each amendment and supplement thereto as such seller and underwriter may reasonably request to facilitate the disposition of the Qualified Registrable Securities owned by such seller and covered by such registration statement;

(iv) use its best efforts to (A) register or qualify such Qualified Registrable Securities under the securities or "blue sky" laws of such jurisdictions as Holder or the managing underwriter (if any) may reasonably request; (B) keep such registrations or qualifications in effect for so long as such registration statement is in effect; and (C) promptly take any and all other reasonable actions that may be necessary or appropriate to enable each seller of Qualified Registrable Securities or other securities of Company covered by such registration statement and each underwriter (if any) to consummate the disposition in such jurisdictions of the relevant Qualified Registrable Securities and other securities of Company; provided, however, that Company shall not be required to (1) qualify generally to transact business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify, (2) subject itself to taxation in any such jurisdiction, or (3) consent to general service of process in any such jurisdiction.

(v) (A) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, promptly notify each seller of Qualified Registrable Securities covered by a registration statement when it becomes aware of the occurrence of any event as a result of which the prospectus (as then amended or supplemented) contains any untrue statement of a material fact or omits any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) at the request of any such seller, as promptly as practicable thereafter, prepare in sufficient quantities and furnish to such seller and each underwriter (if any) a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the offerees or purchasers of such Qualified Registrable Securities such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading;

(vi) comply with all applicable rules and regulations of the Commission and make generally available to its security holders, as soon as reasonably practicable an earnings statement covering the period of at least twelve consecutive months beginning with the first day of Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and all rules promulgated thereunder by the Commission;

(vii) enter into customary agreements relating to the registration, including an underwriting agreement in customary form;

(viii) subject to the execution of confidentiality agreements, in form and substance satisfactory to Company, (A) make reasonably available for inspection by any seller of such Qualified Registrable Securities, any underwriter (if any), , and any legal counsel, accountant, or other agent retained by any such underwriter, all financial and other records, relevant corporate documents, and properties of Company, and (B) cause Company's directors, officers, employees, counsel, and independent public accountants to supply all information reasonably requested by, and to respond promptly to inquiries from, any such seller, underwriter, legal counsel, attorney, accountant, or agent in connection with such registration statement, in each instance to the extent that such information is reasonably necessary to satisfy any of its obligations under applicable law;

(ix) promptly notify Holder and each managing underwriter (if any) and upon request by any such Person confirm such advice in writing, (A) when such registration statement the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceeding for such purpose, or (C) of the receipt by Company of any notification with respect to the suspension of the registration or qualification of such Qualified Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(x) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto.

(b) Certain Agreements by Holder. Upon receipt of a notice from Company of the occurrence of any event of the kind described in Subsection 4(a)(v)(A) Holder shall forthwith discontinue Holder's disposition of Qualified Registrable Securities pursuant to the registration statement covering Holder's Qualified Registrable Securities until Holder receives the copies of the supplemented or amended prospectus contemplated by Subsection 4(a)(v)(B). If Company gives any such notice, the period mentioned in Subsection 4(a)(ii) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Holder of any such Qualified Registrable Securities covered has received the copies of the supplemented or amended prospectus contemplated by Subsection 4(a)(v)(B).

(c) Withdrawal. If Holder disapproves of the terms of any offering, Holder may, in its sole discretion, withdraw Holder's Qualified Registrable Securities therefrom by giving written notice to Company. Holder's Qualified Registrable Securities so withdrawn from the offering shall also be withdrawn from registration.

(d) Information. Upon written request by Company, Holder shall furnish Company with information regarding Holder and the intended distribution of Holder's Qualified Registrable Securities included in such registration for the purpose of preparing the registration statement, but only to the extent that such information is required to comply with applicable legal requirements. If any such registration statement refers to Holder by name or otherwise as the holder of any securities of Company, then Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to Holder, to the effect that the holding by Holder of such securities is not to be construed as a recommendation by Holder of the investment quality of the securities covered thereby and that such holding does not imply that Holder will assist in meeting any future financial requirements of Company, or (ii) the deletion of such reference to Holder if, in the judgment of Company, as advised by counsel, such reference is not required by the Securities Act or any similar federal statute or any state securities or blue sky law then in effect.

4. Registration Expenses.

(a) Responsibility for Payment. Regardless of whether any registration pursuant to this Agreement becomes effective, all expenses incident to Company's performance of or compliance with this Agreement, including, without limitation, all applicable registration statement filing fees, New York Stock Exchange fees, American Stock Exchange fees, National Association of Securities Dealers fees, fees and expenses of compliance with state securities or blue sky laws, printing and engraving expenses and fees and disbursements of counsel for the Company, the independent certified public accountants for Company, underwriters (if any) (excluding the discounts, commissions and transfer taxes with respect thereto and the amounts to be paid by such underwriters) and other Persons retained by Company (collectively, "**Registration Expenses**"), shall be paid by Company; provided, however, that Holder shall pay any underwriting discounts and selling commissions and transfer taxes applicable to the Qualified Registrable Securities sold by Holder.

(b) Legal Requirements. Notwithstanding the foregoing, Holder and each other seller of Qualified Registrable Securities or other securities of Company participating in a registration hereunder shall pay the Registration Expenses to the extent required by applicable law on a pro-rata basis unless another basis for sharing such Registration Expenses is required under applicable law.

5. Participation in Underwritten Registrations. In the case of any registration under Section 3, if Holder or Company determines to enter into an underwriting agreement in connection therewith, or in the case of a registration under Section 2, if Company determines to enter into an underwriting agreement in connection therewith, (a) all shares of Qualified Registrable Securities or other securities of Company to be included in such registration shall be subject to such underwriting agreement, which shall be in customary form and contain such terms as are customarily contained in such agreements and (b) no Person may participate in any

such registration unless such Person (i) agrees to sell such Person's securities on the basis provided in such underwriting arrangement and (ii) completes and executes all questionnaires, powers-of-attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Notwithstanding anything to the contrary in this Section 7, Company agrees that the liability limitations on Holder in Section 6 hereof shall apply to Holder's obligations under any underwriting agreement.

6. Rights to Withdraw From Registration. If as a result of the proration provisions of Subsection 2(b), Holder is not entitled to include all of such Holder's Qualified Registrable Securities in a registration in which Holder has requested to be included, then after the delivery to Holder of notice thereof from Company, Holder may elect to withdraw Holder's request to include such Holder's Qualified Registrable Securities in such registration.

7. Limitations on Sale or Distribution of Other Securities. If requested in writing by (a) Company or (b) the managing underwriter (if any) of the first underwritten registration contemplated by Section 2 or 3 declared effective after the Effective Date (**"Subsequent Registration"**), Holder hereby agrees not to effect any public offering, sale, or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Qualified Registrable Securities (other than as part of such underwritten public offering) within sixty (60) days after the effective date of the Subsequent Registration, if Holder was given the opportunity to include in the Subsequent Registration any Qualified Registrable Securities held by Holder. Company, in its sole discretion, may waive the restrictions contained in this Section 9 as they apply to a Subsequent Registration.

8. Termination. This Agreement and all rights and obligations of the parties hereto under this Agreement shall terminate upon the later of (i) ten (10) years after the Effective Date or (ii) one year after the Expiry Date (as defined in the Warrant); provided, however, that the indemnification and contribution rights and obligations hereunder shall not terminate and shall survive forever.

9. Miscellaneous Provisions.

(a) Representations and Warranties; Covenants. Company represents and warrants to Holder that (A) this Agreement has been duly approved by all necessary corporate action on the part of Company, (B) this Agreement constitutes Company's legal, valid, and binding obligation, enforceable against Company in accordance with its terms, and (C) the execution, delivery, and/or performance of this Agreement by Company does not, and will not, with the giving of notice, the passage of time, or both, breach, violate, or conflict with the terms of any law, rule, or regulation by which Company is bound, any document or agreement to which Company is a party or to which Company's assets are subject, or any order, injunction, or decree to which Company is subject or by which Company's assets are bound.

(b) Notices. Any notice or communication hereunder must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by telecopy. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be

deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by hand, courier service, or telecopy, at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger, or the telecopy confirmation being evidence of delivery) or at such time as delivery is refused by the addressee upon presentation. For purposes of notice, the addresses of the parties shall be the addresses set forth opposite the signatures of the parties hereto. Either party may change its address for notice by written notice given to the other party.

(c) Expenses. In any litigation regarding this Agreement, the successful party shall be entitled to recover its attorneys' fees from the opposing party.

(d) Counterparts. This Agreement may be executed in two or more counterparts, all of which will be considered the same agreement and faxed copies of manually executed signature pages to this Agreement will be fully binding and enforceable without the need for delivery of the manually executed signature page.

(e) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICTS OF LAWS RULES) OF THE STATE OF CALIFORNIA.

(f) Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision never comprised a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance; and in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

(g) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. There are no unwritten oral agreements between the parties with respect to the subject matter hereof.

(h) Binding Effect. This Agreement shall be binding upon and be enforceable by the parties hereto and their successors and assigns.

(i) Amendments. This Agreement may be amended, modified, or supplemented only by a written instrument executed by each of the parties hereto.

(j) Time of the Essence. Time is of the essence with respect to all obligations of Company to give notice and otherwise take action hereunder.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written:

Addresses:

OXIS INTERNATIONAL INC.

323 Vintage Park Drive
Suite B
Foster City, CA 94404
Telecopy Number: 650-573-1969
Attn: Marvin S. Hausman, M.D.

By: ______________________
Marvin S. Hausman, M.D.
Its: President & CEO

334 Blackfield Drive
Tiburon, California 94920

HOLDER

By: ______________________
Steven T. Guillen